SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                        Date of Report: January 16, 2001

                      CIRCUIT CITY CREDIT CARD MASTER TRUST

             (Exact name of registrant as specified in its charter)


    United States                     0-26172                   58-1897792
    -------------                     -------                   ----------
   (State or other                  (Commission                (IRS Employer
    jurisdiction                     File No.)               Identification No.)
   of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                      30144
---------------------------------------------                      -----
  (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900

Item 5              Other Events.
                    -------------

                    The registrant distributed the Certificateholders Statement for the month of December 2000 to the Series 1996-1 Certificateholders on January 16, 2001.

                    The registrant distributed the Certificateholders Statement for the month of December 2000 to the Series 2000-1 Certificateholders on January 16, 2001.

                    The registrant distributed the Certificateholders Statement for the month of December 2000 to the Series 2000-2 Certificateholders on January 16, 2001.


                                      - 1 -





Item 7(c).          Exhibits.
                    ---------

                    The  following  is filed as an exhibit to this report  under
                    Exhibit 28:

          99.1 Series 1996-1 Certificateholders Statement for the month of December 2000.

          99.2 Series 2000-1 Certificateholders Statement for the month of December 2000.

          99.3 Series 2000-2 Certificateholders Statement for the month of December 2000.



                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CIRCUIT CITY CREDIT CARD
                                 MASTER TRUST


                                 By:       FIRST NORTH AMERICAN
                                           NATIONAL BANK, as
                                           Transferor and Servicer

                                 By:
                                           Michael T. Chalifoux
                                           Chairman of the Board

Date:      January 16, 2001

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    EXHIBITS

                                       TO

                                    FORM 8-K

                      CIRCUIT CITY CREDIT CARD MASTER TRUST






                                INDEX TO EXHIBITS

         Exhibit
         Number                       Exhibit

          99.1 Series 1996-1 Certificateholders Statement for the month of December 2000.


          99.2 Series 2000-1 Certificateholders Statement for the month of December 2000.


          99.3 Series 2000-2 Certificateholders Statement for the month of December 2000.